                                                                  EXHIBIT 99.02

   As filed with the Securities and Exchange Commission on November 13, 1995





                                      LOGO

  PLEASE COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED
                                   ENVELOPE.

If you do not return the proxy card and do not vote at the meeting, it will have the same effect as if you voted against the Merger Agreement. Thus, it is important that you promptly mark and return the attached proxy card, even if you intend to vote in person at the special meeting of shareholders.

Thank you.

           SOLICITED BY THE BOARD OF DIRECTORS OF CIPSCO INCORPORATED PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS, DECEMBER 20, 1995

THE UNDERSIGNED APPOINTS, AND DIRECTS THE AGENTS OF THE PLANS IDENTIFIED ON THE REVERSE HEREOF TO APPOINT, C.L. GREENWALT AND W.A. KOERTNER, AND EACH OF THEM AS ATTORNEYS AND PROXIES WITH POWER OF SUBSTITUTION TO VOTE, AS INDICATED HEREON, ALL SHARES OF COMMON STOCK OF CIPSCO INCORPORATED HELD OF RECORD IN THE NAME OF, OR HELD FOR THE ACCOUNT OF THE UNDERSIGNED IN THE PLANS, AT THE CLOSE OF BUSINESS ON THE RECORD DATE AND, IN THEIR DISCRETION, TO VOTE ON ALL OTHER MATTERS INCIDENT TO THE CONDUCT OF THE MEETING WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS OF CIPSCO INCORPORATED AND AT ALL ADJOURNED SESSIONS THEREOF, ALL AS SET FORTH IN THE NOTICE AND JOINT PROXY STATEMENT/PROSPECTUS RELATING TO THE MEETING.


                                                     IF JOINT ACCOUNT, EACH
                                                     JOINT OWNER SHOULD
                                                     SIGN. STATE TITLE WHEN
                                                     SIGNING AS EXECUTOR,
                                                     ADMINISTRATOR, TRUSTEE,
                                                     GUARDIAN, ETC.

                                                     DO NOT FOLD

                                                     DATED ____

                                          SIGNED ______________________________

                                                 ------------------------------


                       [CIPSCO INCORPORATED LETTERHEAD]

 PLEASE COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED
                                   ENVELOPE.

If you do not return the proxy card and do not vote at the meeting, it will have the same effect as if you voted against the Merger Agreement. Thus, it is important that you promptly mark and return the attached proxy card, even if you intend to vote in person at the special meeting of shareholders.

Thank you.

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THE VOTES REPRESENTED BY THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS IN-
DICATED BY YOU. IF YOU SIGN AND RETURN THE PROXY UNMARKED, SUCH VOTES WILL BE VOTED "FOR" THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

  DIRECTORS RECOMMEND A VOTE "FOR"    MARK YOUR VOTE ON THIS SIDE WITH AN [X].
               ITEM 1                 DATE PROXY AND SIGN ON REVERSE SIDE EX-
                                      ACTLY AS NAME(S) ARE SHOWN AND RETURN
                                      SIGNED PROXY IN ENCLOSED ENVELOPE.

 1. APPROVAL      FOR  AGAINST  ABSTAIN
    OF THE
    AGREEMENT     [_]    [_]      [_]
    AND PLAN
    OF MERGER
    WITH UNION
    ELECTRIC
    COMPANY.

                                      PARTICIPANTS IN (I) THE COMPANY'S AUTO-
                                      MATIC DIVIDEND REINVESTMENT AND STOCK
                                      PURCHASE PLAN AND (II) CENTRAL ILLINOIS
                                      PUBLIC SERVICE COMPANY'S EMPLOYEE STOCK
                                      OWNERSHIP PLAN OR ANY OF ITS EMPLOYEE
                                      SAVINGS PLANS, DIRECT ILLINOIS STOCK
                                      TRANSFER COMPANY AND THE RESPECTIVE PLAN
                                      TRUSTEE, RESPECTIVELY, AS AGENT, TO VOTE
                                      AS INDICATED HEREIN.

                                           (TO BE SIGNED ON REVERSE SIDE)